American Century Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement
New Opportunities Fund
Supplement dated July 31, 2017 ■ Summary Prospectus and Prospectus dated March 1, 2017

Effective October 6, 2017, the fund will no longer charge a redemption/exchange fee. All references to the redemption fee are hereby deleted.

The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of New Opportunities Fund will be transferred to Small Cap Growth Fund in exchange for shares of Small Cap Growth Fund (the “Reorganization”). The Board, including the directors who are not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each fund and would not dilute the interests of either fund’s shareholders. The Reorganization does not require a shareholder vote.
The Reorganization is expected to be effective on October 20, 2017, as of the close of the New York Stock Exchange (“NYSE”). New Opportunities Fund’s Investor, I, A, C and R Class shareholders will receive shares of equal value of the corresponding class of Small Cap Growth Fund in exchange for their shares of New Opportunities Fund. The value of a shareholder’s account will not change as a result of the transaction.
It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the Reorganization. Shareholders will receive a distribution of substantially all net income and/or realized gains, if any, prior to the Reorganization.
New Opportunities Fund and Small Cap Growth Fund have investment objectives and strategies that are substantially similar and their total expense ratios are expected to be the same.
Effective October 17, 2017, as of the close of the NYSE, New Opportunities Fund will be closed to all investments, except reinvested dividends and capital gains distributions.
For additional information about the funds, please refer to the funds’ prospectus and statement of additional information, which are available at americancentury.com and can also be obtained by calling us at 1-800-345-2021 (retail investors) or 1-800-345-6488 (financial professionals).

The following sub-section is added in the Additional Policies Affecting Your Investment section after the sub-section Redemption of Shares in Accounts Below Minimum in the prospectus.
Small Distributions and Uncashed Distribution Checks
Generally, dividends and distributions cannot be paid by check for an amount less than $50. Any such amount will be automatically reinvested in additional shares. The fund reserves the right to reinvest any dividend or distribution amount you elect to receive by check if your check is returned as undeliverable or if you do not cash your check within six months. Interest will not accrue on the amount of your uncashed check. We will reinvest your check into your account at the NAV on the day of reinvestment. When reinvested, those amounts are subject to the risk of loss like any other fund investment. We also reserve the right to change your election to receive dividends and distributions in cash after a check is returned undeliverable or uncashed for the six month period, and we may automatically reinvest all future dividends and distributions at the NAV on the date of the payment.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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